This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Short Term
Global Income
Fund

Annual Report
October 31, 1995

o A fund designed to provide high current income by investing primarily in short-term, high-grade fixed-income securities denominated in foreign currencies and the U.S. dollar.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

CONTENTS

  2 In Brief

  3 Letter from the Fund's Chairman

  4 Performance Update

  5 Portfolio Summary

  6 Portfolio Management Discussion

  9 Investment Portfolio

 13 Financial Statements

 16 Financial Highlights

 17 Notes to Financial Statements

 25 Report of Independent
    Accountants

 26 Shareholder Meeting Results

 29 Officers and Directors

 30 Investment Products
    and Services

 31 How to Contact
    Scudder

IN BRIEF

* On December 6, 1995, a majority of shareholders of Scudder Short Term Global Income Fund approved a measure to change the Fund's name and investment objective and strategies. The revisions will become effective on December 27, 1995, including the new name: Scudder Global Bond Fund.

* Scudder Short Term Global Income Fund provided a total return of 5.43% for the 12-month period ended October 31, 1995, considerably higher than the 3.18% average return of the 44 short world multimarket funds tracked by Lipper Analytical Services, Inc.

(BAR CHART TITLE)
                               Investment Returns
                       (12 months ended October 31, 1995)
(BAR CHART DATA)
            Scudder Short Term Global Income Fund    5.43%

            Lipper Average                           3.18%

* Given the challenging investment environment early in the fiscal year, the Fund adopted a relatively conservative investment strategy, emphasizing markets with high real (inflation-adjusted) interest rates, stable fundamentals, and stable currencies.

* As bond markets improved later in the year, we emphasized securities in the longer end of the Fund's stated maturity range (one to three years), particularly in the peripheral European markets.

                                                 LETTER FROM THE FUND'S CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

     The global bond markets emerged from an especially difficult period early this year to provide strong overall performance for the 12 months ended October 31, 1995--Scudder Short Term Global Income Fund's 1995 fiscal year. Interest rates fell throughout 1995, based on indications of slower economic growth worldwide. Beginning in the United States, the decline in rates spread to Europe and dollar-bloc countries like Canada and Australia, helping to push bond prices higher.

     Scudder Short Term Global Income Fund provided above-average performance during the period, outpacing the average return of the 44 short world multimarket funds tracked by Lipper Analytical Services. Commensurate with the decline in interest rates around the world, however, the Fund's 30-day net annualized SEC yield declined during the period to 6.92% on October 31, 1995, from 8.13% on October 31, 1994. Understandably, many investors have been unsatisfied with the returns of short-term global income funds in general, and with the price volatility that has accompanied the collapse of the European exchange-rate mechanism and disruptions in the world's emerging markets.

     For these and other reasons detailed in the supplement to this report, shareholders of Scudder Short Term Global Income Fund voted on December 6, 1995, to change the Fund's name and investment strategies to that of a longer-maturity investment vehicle. There also has been a change in your Fund's portfolio management team, which now consists of Lead Manager Adam Greshin and Margaret D. Hadzima. Mr. Greshin, who also manages Scudder International Bond Fund, joined the Fund's management team earlier this year and brings years of global bond investment experience.

     If you have any questions about the Fund or the many recent changes, please call a Scudder Investor Relations representative at 1-800-225-2470. Thank you for choosing Scudder Short Term Global Income Fund to help meet your investment needs.

                           Sincerely,
                           /s/Edmond D. Villani
                           Edmond D. Villani
                           Chairman,
                           Scudder Short Term Global Income Fund

SCUDDER SHORT TERM GLOBAL INCOME FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER SHORT TERM GLOBAL INCOME FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,543     5.43%     5.43%
Life of
  Fund*   $12,958    29.58%     5.70%

SALOMON BROTHERS CURRENCY-HEDGED
WORLD GOVERNMENT BOND INDEX (1-3 YEARS)
---------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,968     9.68%     9.68%
Life of
  Fund*   $13,392    33.92%     6.58%

*The Fund commenced operations on
 March 1, 1991. Index comparisons
 begin March 31, 1991.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED OCTOBER 31

Scudder Short Term Global Income Fund
Year            Amount
----------------------
3/31/91*       $10,000
91             $10,653
92             $11,487
93             $12,307
94             $12,277
95             $12,944

Salomon Brothers Currency-Hedged World
Government Bond Index (1-3 years)
Year            Amount
----------------------
3/31/91*       $10,000
91             $10,556
92             $11,354
93             $12,044
94             $12,210
95             $13,392

The unmanaged Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) consists of worldwide fixed-rate government bonds with one to three years to maturity. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1991*   1992    1993    1994    1995
                     ---------------------------------------
NET ASSET VALUE...   $12.01  $11.84  $11.68  $10.78  $10.53
INCOME DIVIDENDS..   $  .76  $ 1.08  $  .95  $  .87  $  .80
CAPITAL GAINS
DIVIDENDS.........   $   --  $   --  $  .02  $   --  $   --
FUND TOTAL
RETURN (%)........     6.65    7.83    7.14    -.25    5.43
INDEX TOTAL
RETURN (%)........     5.56    7.56    6.08    1.87    9.68


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
MARKET EXPOSURE
---------------------------------------------------------------------------

Geographical                              Interest Rate
---------------------------               -------------------------
United States         27.2%               United States       27.1%
U.K.                  15.9%               ECU                  8.7%
Italy                  8.6%               Italy                8.6%
Netherlands            8.6%               Netherlands          8.6%
Germany                7.5%               U.K.                 7.6%
Denmark                6.4%               Denmark              6.4%
Canada                 6.1%               Canada               6.1%
Australia              5.2%               Germany              5.3%
Sweden                 4.9%               Australia            5.2%
Spain                  4.2%               Sweden               4.9%
France                 2.4%               Spain                4.3%
Indonesia              2.1%               Czech Republic       2.7%
Czech Republic         0.5%               France               2.4%
Mexico                 0.4%               Indonesia            2.1%
                       ----                                    ----
                       100%                                    100%
                       ====                                    ====


Graphs in the form of pie charts appears here, illustrating the exact data points in the above tables.

Currency Exposure (a)
-------------------------------------------------------------
Australia          3.7%             Indonesia            2.1%
Belgium           -1.3%             Italy                2.9%                   The Fund's hedging strategy
Canada             0.4%             Netherlands          8.6%                   helped limit declines when the
Czech Republic     2.7%             Spain               -0.2%                   emerging markets were
Denmark           -0.4%             Sweden              -0.1%                   experiencing significant
ECU                1.9%             Switzerland         -4.4%                   currency volatility and has
France            -4.5%             U.K.                 2.7%                   contributed significantly to the
Germany           -2.7%             U.S.                88.6%                   Fund's returns in recent months.
                                                         ----
                                                         100%
                                                         ====


(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.


--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER SHORT TERM GLOBAL INCOME FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     A favorable combination of moderate economic growth and very little inflation prevailed for much of Scudder Short Term Global Income Fund's fiscal year ended October 31, 1995. However, the year started on a difficult note, as the Mexican peso devaluation prompted much price volatility in the world's developing bond markets. The Fund provided a total return of 5.43% for the 12-month period from a combination of price change and income distributions totaling $0.80 per share. While comfortably higher than the 3.18% average return of the 44 short world multimarket funds tracked by Lipper, the Fund's return failed to keep pace with its benchmark index. The unmanaged Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) returned 9.68% during the year.

     The Fund's 30-day net annualized SEC yield declined to 6.92% on October 31, 1995, from 8.13% a year earlier. A shift away from the high-yielding Italian and emerging bond markets, along with the general decline in global interest rates, contributed to the lower yield.

                                A Difficult Start

     The first few months of the fiscal year were characterized by substantial currency and bond market volatility. In the weeks after the Mexican peso devaluation of December 1994, investor confidence was noticeably shaken. As a result, high-yielding European markets with lofty debt levels and uncertain political landscapes--such as Italy, Sweden, and Spain--suffered. Sounder fiscal and monetary regimes in Germany, the Netherlands, and Denmark enabled those bond markets to pull ahead.

     In the currency markets, the deutschemark strengthened dramatically relative to the U.S. dollar, in part reflecting investor confidence in Germany. The Japanese yen climbed sharply relative to the dollar as Japanese investors continued to keep their money at home, thus contributing to the yen's scarcity in capital markets.

     In response to these events, the Fund adopted a conservative investment strategy. Anticipating that the price volatility in Latin America would spill over into other emerging markets, we first disposed of the Fund's Asian bonds, thus protecting the Fund from the subsequent decline in Asian markets. We then sold holdings in Latin America, reducing the Fund's total position in emerging markets to 5% of portfolio holdings by early February. In addition, we scaled back investments in the smaller

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

European economies, particularly those with burdensome debt levels, and directed the proceeds into more stable European bond markets, primarily the Netherlands and Germany. In the dollar-bloc markets, we established a position in Canadian bonds, which have provided attractive real (inflation-adjusted) yields.

                    Markets Respond to Improving Fundamentals

     Since March, a much more favorable combination of slowing economic growth, moderate inflation, and calmer currency markets has prevailed. Economic catastrophes outside of Mexico failed to materialize, and the bonds of developing markets around the world have rallied as a result. Political developments also served to bolster the bond markets. In France, statements from President Chirac concerning his commitment to reducing the budget deficit were well received; and Canadian bond prices gained following the Quebec sovereignty referendum, where a narrow majority voted in favor of remaining part of Canada. (We took advantage of the market uneasiness that preceded the referendum by increasing the Fund's holdings in Canadian bonds prior to the vote.)

     Throughout this period, we maintained the Fund's emphasis on European holdings (59% of portfolio holdings as of October 31, 1995), which we believed offered the best value relative to other markets around the world. Prudent monetary policy in the core European countries, combined with favorable inflation data across the European continent, have been the basis for strong returns in recent months. As investor concern for the stability of developing markets has subsided, we have increased the Fund's weighting in the smaller, higher-yielding markets of Sweden, Italy, and Spain, where we expect the best overall returns. To gain maximum exposure to the total return potential of these markets, we have invested in securities at the longer end of the Fund's stated maturity range (one to three years). Meanwhile, an emphasis on the dollar-bloc markets of Canada, New Zealand, and Australia provided the Fund with an attractive yield advantage over U.S. securities of equivalent maturity. The dollar-bloc markets generally lagged the U.S. in early 1995, and we have positioned the portfolio to take advantage of this relative value.

     The Fund remained primarily hedged back to the U.S. dollar throughout the year (roughly 90% of all currency exposure). This conservative strategy helped limit price volatility when the

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

emerging markets were experiencing significant upheaval and has contributed significantly to the Fund's returns in recent months. The first signs of the long-awaited resurgence in the U.S. dollar that began during July confirmed our belief that the U.S. dollar had been oversold. However, we have maintained some currency exposure in the peripheral European markets of Italy and Sweden, due to our conviction that the lira and the krona also had been oversold earlier in the year and thus had room for appreciation.

                                     Outlook

     The rally in the bond markets of Europe and elsewhere this year has been gratifying but has also provided cause for caution. Slowing economic growth rates in the United States and Europe could potentially develop into recessions, which would re-focus attention on the riskier markets in Europe and elsewhere. In 1992, European economic malaise crippled the exchange rate mechanism and resulted in much currency volatility, as countries sought to stimulate growth through lower interest rates and cheaper currencies. On the positive side, the dollar's recovery is re-liquifying the international capital markets, drawing savings out of Japan for the first time in years.

     Going forward, the change in the Fund's objective has provided us with much greater flexibility to pursue opportunities that exist in the global bond markets for attractive yields and total returns. We look forward to taking advantage of those opportunities in 1996, and we thank shareholders for their interest in and commitment to the Fund during this period of transition.


                      Sincerely,

                      Your Portfolio Management Team

                      /s/Adam M. Greshin                  /s/Margaret D. Hadzima
                      Adam M. Greshin                     Margaret D. Hadzima


                               Scudder Short Term
                               Global Income Fund:
                          A Team Approach to Investing

     Scudder Short Term Global Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Adam M. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies in November 1995. Adam joined Scudder in 1986 as an international bond analyst and is Product Leader for Scudder's global and international fixed-income investing. Portfolio Manager Margaret D. Hadzima is Chairman of Scudder's Global Bond Strategy Committee and Director of Global Bond Research. Margaret, who joined Scudder in 1973 and the team in 1995, plays an active role in setting the Fund's overall bond strategy.



                                                INVESTMENT PORTFOLIO as of October 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                         % of                Principal                                                              Market
                       Portfolio              Amount                                                               Value ($)
------------------------------------------------------------------------------------------------------------------------------

                         68.2%         FOREIGN DENOMINATED DEBT OBLIGATIONS
AUSTRALIAN DOLLARS        5.2%      AUD     22,600,000   Commonwealth of Australia, 12.5%, 1/15/98 . . . . . .     18,749,887
                                                                                                                  -----------
BRITISH POUNDS            7.6%      GBP      8,220,000   United Kingdom Treasury Bond, 8.75%, 9/1/97 . . . . .     13,441,845
                                             8,250,000   United Kingdom Treasury Bond, 9.75%,
                                                         1/19/98 . . . . . . . . . . . . . . . . . . . . . . .     13,800,945
                                                                                                                  -----------
                                                                                                                   27,242,790
                                                                                                                  -----------

CANADIAN DOLLARS         6.1%      CAD        3,120,000  Government of Canada,6.25%, 2/1/98. . . . . . . . . .      2,302,057
                                              7,760,000  Government of Canada, 6.5%, 9/1/98. . . . . . . . . .      5,731,441
                                             17,500,000  Government of Canada, 9.5%, 10/1/98 . . . . . . . . .     13,932,684
                                                                                                                  -----------
                                                                                                                   21,966,182
                                                                                                                  -----------

CZECH KORUNA             0.5%      CSK       40,000,000  Czech Republic, 14.6%, 3/18/97. . . . . . . . . . . .      1,607,189
                                                                                                                  -----------
DANISH KRONER            6.4%      DKK       45,000,000  Kingdom of Denmark, 9%, 11/15/96. . . . . . . . . . .      8,502,953
                                             74,000,000  Kingdom of Denmark, 9%, 11/15/98. . . . . . . . . . .     14,488,014
                                                                                                                  -----------
                                                                                                                   22,990,967
                                                                                                                  -----------
DEUTSCHEMARKS            5.2%      DEM        8,600,000  Federal Republic of Germany, 6%, 2/20/98. . . . . . .      6,298,523
                                             17,000,000  Federal Republic of Germany, 6.625%, 1/20/98. . . . .     12,599,077
                                                                                                                  -----------
                                                                                                                   18,897,600
                                                                                                                  -----------

DUTCH GUILDERS           8.5%      NLG       26,500,000  Government of the Netherlands, 6.25%, 7/15/98 . . . .     17,390,683
                                             19,500,000  Government of the Netherlands, 7.5%, 6/15/99. . . . .     13,276,231
                                                                                                                  -----------
                                                                                                                   30,666,914
                                                                                                                  -----------

EUROPEAN
CURRENCY UNITS           8.6%      ECU        1,000,000  Nacional Financiera SNC, 10.25%, 3/11/97. . . . . . .      1,300,186
                                              8,400,000  United Kingdom Treasury Bond, 5.25%, 1/21/97. . . . .     10,883,240
                                             14,000,000  United Kingdom Treasury Bond, 8%, 1/27/98 . . . . . .     18,925,232
                                                                                                                  -----------
                                                                                                                   31,108,658
                                                                                                                  -----------

FRENCH FRANCS            2.4%      FRF       40,000,000  Government of France, 8.5%, 3/12/97 . . . . . . . . .      8,447,994
                                                                                                                  -----------
ITALIAN LIRE             8.6%      ITL   19,000,000,000  Republic of Italy, 8.5%, 8/1/97 . . . . . . . . . . .     11,502,041
                                         33,000,000,000  Republic of Italy, 8.5%, 1/1/99 . . . . . . . . . . .     19,398,269
                                                                                                                  -----------
                                                                                                                   30,900,310
                                                                                                                  -----------

SPANISH PESETAS          4.2%      ESP      995,000,000  Kingdom of Spain, 10.25%, 11/30/98. . . . . . . . . .      8,157,407
                                            835,000,000  Kingdom of Spain, 11.45%, 8/30/98 . . . . . . . . . .      7,042,133
                                                                                                                  -----------
                                                                                                                   15,199,540
                                                                                                                  -----------

SWEDISH KRONOR           4.9%      SEK      110,000,000  Kingdom of Sweden, 11%, 1/21/99 . . . . . . . . . . .     17,568,505
                                                                                                                  -----------
                                                         TOTAL FOREIGN DENOMINATED DEBT
                                                           OBLIGATIONS (Cost $235,503,958) . . . . . . . . . .    245,346,536
                                                                                                                  -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---
                                                                              9

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                         % of                   Principal                                                             Market
                      Portfolio                  Amount                                                              Value ($)
------------------------------------------------------------------------------------------------------------------------------


                         27.0%        U.S. DOLLAR DENOMINATED DEBT OBLIGATIONS
U.S. DOLLARS                       USD           54,163  Federal Home Loan Mortgage Corp., REMIC,
                                                          Series 1543 PN, Interest only, 2/15/08 . . . . . . .         93,992
                                              2,003,981  Federal Home Loan Mortgage Corp.,
                                                          Series 1223 C, 7.25%, 7/15/20. . . . . . . . . . . .      2,018,071
                                              2,278,681  Federal National Mortgage Association,
                                                          7.422%, 11/1/21. . . . . . . . . . . . . . . . . . .      2,319,983
                                              2,704,455  Federal National Mortgage Association,
                                                          7.696%, 3/1/22 . . . . . . . . . . . . . . . . . . .      2,760,234
                                              3,333,125  General Electric Capital Mortgage Services, Inc.,
                                                          1991#5 Series A (PT), 8.5%, 9/25/06. . . . . . . . .      3,404,993
                                             18,323,117  Government National Mortgage Association
                                                          Pass-thru, 10% with various maturities to
                                                          2/15/25. . . . . . . . . . . . . . . . . . . . . . .     20,079,461
                                             17,300,000  Home Savings of America Subordinated Note,
                                                          10.5%, 6/12/97 . . . . . . . . . . . . . . . . . . .     17,581,125
                                             11,923,000  Household Finance Corp., Commercial Paper,
                                                          5.82%, 11/1/95 . . . . . . . . . . . . . . . . . . .     11,923,000
                                              4,500,000  RJR Nabisco Inc., Medium-Term Note,
                                                          6.8%, 9/1/01 . . . . . . . . . . . . . . . . . . . .      4,567,500
                                              3,500,000  Time Warner Inc., Senior Note, 7.45%,
                                                          2/1/98 . . . . . . . . . . . . . . . . . . . . . . .      3,571,750
                                             13,000,000  U.S. Treasury Bill, 5/2/96. . . . . . . . . . . . . .     12,645,851
                                              1,500,000  U.S. Treasury Note, 6%, 6/30/96 . . . . . . . . . . .      1,503,516
                                              5,011,230  United Companies Financial Corp., Home
                                                          Loan Trust, Series 1993 B1, 6.075%, 7/25/14. . . . .      4,929,797
                                             10,000,000  United Savings Association of Texas,
                                                          9.05%, 5/15/98 . . . . . . . . . . . . . . . . . . .      9,875,000
                                                                                                                  -----------
                                                         TOTAL U.S. DOLLAR DENOMINATED DEBT
                                                          OBLIGATIONS (Cost $98,800,041) . . . . . . . . . . .     97,274,273
                                                                                                                  -----------


                         4.4%         PRINCIPAL INDEXED SECURITIES

U.S. DOLLARS                       USD        8,000,000  Bayerische Landesbank Girozentrale,
                                                          indexed to Czech Koruna performance
                                                          10.2%, 1/16/96 . . . . . . . . . . . . . . . . . . .      8,050,400
                                              7,650,000  Citibank Time Deposit, indexed to Indonesian
                                                          Rupiah performance 13.6%, 12/15/95 . . . . . . . . .      7,629,728
                                                                                                                  -----------
                                                         TOTAL PRINCIPAL INDEXED SECURITIES
                                                          (Cost $15,650,000) . . . . . . . . . . . . . . . . .     15,680,128
                                                                                                                  -----------
                                                         TOTAL INVESTMENTS (Cost $349,953,999) . . . . . . . .    358,300,937
                                                                                                                  -----------

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 10

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

             % of                             Principal                                                               Market
          Portfolio                            Amount                                                                Value ($)
------------------------------------------------------------------------------------------------------------------------------

             0.4%                     PURCHASED OPTIONS
                                   AUD        8,157,835  Put on Australian Dollars, strike price AUD .6875,
                                                          expiration date 1/8/96 . . . . . . . . . . . . . . .            351
                                   GBP        8,400,000  Put on British Pounds, strike price GBP 1.463,
                                                          expiration date 11/14/95 . . . . . . . . . . . . . .             --
                                   CAD       18,701,220  Put on Canadian Dollars, strike price
                                                          CAD 1.3407, expiration date 1/9/96 . . . . . . . . .        181,402
                                   DEM       28,300,000  Put on Deutschemarks, strike price
                                                          DEM 1.489, expiration date 4/19/96 . . . . . . . . .        241,512
                                   DEM       19,400,000  Put on Deutschemarks, strike price
                                                          DEM 1.495, expiration date 2/1/96. . . . . . . . . .         91,568
                                   DEM       42,975,000  Put on Deutschemarks, strike price
                                                          DEM 1.43250, expiration date 2/1/96. . . . . . . . .        497,092
                                   FRF      100,000,000  Call on French Francs, strike price FRF 4.40
                                                          expiration date 11/28/95 . . . . . . . . . . . . . .             --
                                   FRF      125,000,000  Put on French Francs, strike price FRF 5,
                                                          expiration date 2/8/96 . . . . . . . . . . . . . . .        312,500
                                   FRF      100,000,000  Put on French Francs, strike price FRF 5.07,
                                                          expiration date 11/28/95 . . . . . . . . . . . . . .         24,800
                                   ITL   25,000,000,000  Put on Italian Lire, strike price ITL 1636.9,
                                                          expiration date 11/9/95. . . . . . . . . . . . . . .         12,500


                                            Number of
                                            Contracts
                                          -------------
                                                  2,500  Put on December 1995 Eurodeutschemarks,
                                                          strike price 94.5, expiration date 12/18/95. . . . .         44,389
                                                     65  Put on December 1995 Eurolira, strike
                                                          price 88.5, expiration date 12/18/95 . . . . . . . .          8,175
                                                     80  Put on March 1996 Mibor, strike
                                                          price 90.25, expiration date, 3/16/96. . . . . . . .         18,036
                                                                                                                  -----------
                                                         TOTAL PURCHASED OPTIONS (Cost $3,374,923) . . . . . .      1,432,325
                                                                                                                  -----------

------------------------------------------------------------------------------------------------------------------------------

                                                         TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                          (Cost $353,328,922) (a). . . . . . . . . . . . . . .    359,733,262
                                                                                                                  -----------
                                                                                                                  -----------

(a) The cost for federal income tax purposes was $353,365,447. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $6,367,815. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,813,907 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,446,092.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------





     WRITTEN OPTIONS
At October 31, 1995 outstanding written options were as follows
(Notes A and B):


                          Principal
                           Amount       Expiration      Strike          Market
Call Options               (000's)         Date         Price          Value($)
------------             -------------------------------------------------------
 GBP . . . . . . . .          8,400       11/14/95        GBP1.55        271,841
 CAD . . . . . . . .         10,500       11/17/95      CAD1.3675        156,104
 ITL . . . . . . . .     25,000,000       11/22/95     ITL1621.95        275,000
 ECU . . . . . . . .         16,500       11/24/95      ECU1.2893        353,546
 SEK . . . . . . . .        101,000       11/24/95       SEK6.992        782,750
 ITL . . . . . . . .     25,300,000       12/22/95        ITL1613        290,950
 AUD . . . . . . . .          8,158         1/8/96        AUD.715        359,385
 CAD . . . . . . . .         18,701         1/9/96       CAD1.337        140,259
 DEM . . . . . . . .         33,750         2/8/96        DEM1.35        297,000
 GBP . . . . . . . .          9,000        4/26/96      GBP1.5723        371,254

                          Number of
                          Contracts
                        -------------
Eurodollar
 Futures . . . . . .             99        6/17/96          94.25        123,750
Eurodollar
 Futures . . . . . .             99         9/1/96          94.25        143,550
Eurodollar
 Futures . . . . . .             99       12/16/96             94        173,250
                                                                       ---------
Total outstanding written options (Premiums received $3,198,757)       3,738,639
                                                                       ---------
                                                                       ---------

CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
 AUD     Australian Dollar                   DEM         Deutschemark
 BEF     Belgian Franc                       IDR         Indonesian Rupiah
 GBP     British Pound                       ITL         Italian Lira
 CAD     Canadian Dollar                     JPY         Japanese Yen
 CSK     Czech Koruna                        NZD         New Zealand Dollar
 DKK     Danish Krone                        ESP         Spanish Peseta
 NLG     Dutch Guilder                       SEK         Swedish Krona
 ECU     European Currency Unit              CHF         Swiss Franc
 FRF     French Franc                        USD         United States Dollar


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 12

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1995
--------------------------------------------------------------------------------


ASSETS
Investments, at market (identified cost
    $349,953,999) (Note A) . . . . . . . . . . . . . . . . . . .                                  $358,300,937
Purchased options, at market (identified cost
    $3,374,923) (Note A) . . . . . . . . . . . . . . . . . . . .                                     1,432,325
Foreign currency, at market (identified cost
    $345,935) (Note A) . . . . . . . . . . . . . . . . . . . . .                                       347,831
Interest receivable. . . . . . . . . . . . . . . . . . . . . . .                                    12,169,478
Receivable on fund shares sold . . . . . . . . . . . . . . . . .                                        88,645
Unrealized appreciation on forward currency
    exchange contracts (Notes A & E) . . . . . . . . . . . . . .                                     1,590,629
Deferred organization expenses (Note A). . . . . . . . . . . . .                                         3,818
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . .                                        23,615
                                                                                                  ------------
    Total assets . . . . . . . . . . . . . . . . . . . . . . . .                                   373,957,278
LIABILITIES
Payables:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .                $2,330,663
    Fund shares redeemed . . . . . . . . . . . . . . . . . . . .                 1,238,808
    Accrued management fee (Note C). . . . . . . . . . . . . . .                   214,652
    Other accrued expenses  (Note C) . . . . . . . . . . . . . .                   242,197
    Written options, at market (premiums received
        $3,198,757) (Note A) . . . . . . . . . . . . . . . . . .                 3,738,639
    Net payable on closed forward foreign currency
        exchange contracts (Note A). . . . . . . . . . . . . . .                 4,915,950
    Unrealized depreciation on forward currency
        exchange contracts (Notes A & E) . . . . . . . . . . . .                 3,936,873
                                                                             -------------
    Total liabilities. . . . . . . . . . . . . . . . . . . . . .                                    16,617,782
                                                                                                  ------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                                  $357,339,496
                                                                                                  ------------
                                                                                                  ------------
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on:
    Investments. . . . . . . . . . . . . . . . . . . . . . . . .                                  $  8,346,938
    Options. . . . . . . . . . . . . . . . . . . . . . . . . . .                                    (2,482,480)
    Foreign currency related transactions. . . . . . . . . . . .                                    (2,169,359)
Accumulated net realized loss. . . . . . . . . . . . . . . . . .                                    (8,376,015)
Capital stock. . . . . . . . . . . . . . . . . . . . . . . . . .                                       339,244
Additional paid-in capital . . . . . . . . . . . . . . . . . . .                                   361,681,168
                                                                                                  ------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                                  $357,339,496
                                                                                                  ------------
                                                                                                  ------------
NET ASSET VALUE, offering and redemption price per
    share ($357,339,496 DIVIDED BY 33,924,422 shares of
    capital stock outstanding, $.01 par value,
    300,000,000 shares authorized) . . . . . . . . . . . . . . .                                        $10.53
                                                                                                        ------
                                                                                                        ------

         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS
                                                                            ----

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------


                             STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest (net of foreign taxes withheld of $311,268) . . . . . .                    $37,661,488

Expenses:
Management fee (Note C). . . . . . . . . . . . . . . . . . . . .      $2,392,536
Services to shareholders (Note C). . . . . . . . . . . . . . . .         946,861
Directors' fees and expenses (Note C). . . . . . . . . . . . . .          46,857
Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . .         577,357
Reports to shareholders. . . . . . . . . . . . . . . . . . . . .         117,057
Auditing . . . . . . . . . . . . . . . . . . . . . . . . . . . .         106,060
Legal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          33,932
State registration fees. . . . . . . . . . . . . . . . . . . . .          31,823
Amortization of organization expenses (Note A) . . . . . . . . .          11,706
Interest (Note D). . . . . . . . . . . . . . . . . . . . . . . .          17,788
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          39,216      4,321,193
                                                                     --------------------------
Net investment income. . . . . . . . . . . . . . . . . . . . . .                     33,340,295
                                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
   Investments . . . . . . . . . . . . . . . . . . . . . . . . .       4,530,521
   Options . . . . . . . . . . . . . . . . . . . . . . . . . . .      (1,414,222)
   Futures contracts . . . . . . . . . . . . . . . . . . . . . .      (1,142,640)
   Foreign currency related transactions . . . . . . . . . . . .     (30,136,115)   (28,162,456)
                                                                     -----------
Net unrealized appreciation during the period on:
   Investments . . . . . . . . . . . . . . . . . . . . . . . . .       5,952,232
   Options . . . . . . . . . . . . . . . . . . . . . . . . . . .         149,588
   Futures contracts . . . . . . . . . . . . . . . . . . . . . .         351,349
   Foreign currency related transactions . . . . . . . . . . . .       8,242,666     14,695,835
                                                                     --------------------------
Net loss on investment transactions. . . . . . . . . . . . . . .                    (13,466,621)
                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . .                    $19,873,674
                                                                                    -----------
                                                                                    -----------

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 14

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                  Years Ended October 31,
                                                              ------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  1995             1994
--------------------------------------------------------------------------------------------
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . .   $ 33,340,295    $  59,953,874
Net realized loss from investment transactions . . . . . . .    (28,162,456)     (52,947,602)
Net unrealized appreciation (depreciation)
    on investment transactions during the
    period . . . . . . . . . . . . . . . . . . . . . . . . .     14,695,835      (12,317,902)
                                                               ------------    -------------
Net increase (decrease) in net assets resulting
    from operations. . . . . . . . . . . . . . . . . . . . .     19,873,674       (5,311,630)
                                                               ------------    -------------
Distributions to shareholders from:
Net investment income ($.36 and $.02
    per share, respectively) . . . . . . . . . . . . . . . .    (14,850,406)      (1,254,033)
                                                               ------------    -------------
Tax return of capital ($.44 and $.85 per
    share, respectively) . . . . . . . . . . . . . . . . . .    (18,185,444)     (58,437,746)
                                                               ------------    -------------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . . . . . . . .     51,277,133      212,114,019
Net asset value of shares issued to
    shareholders in reinvestment of
    distributions. . . . . . . . . . . . . . . . . . . . . .     23,158,972       45,034,626
Cost of shares redeemed. . . . . . . . . . . . . . . . . . .   (263,863,651)    (673,153,473)
                                                               ------------    -------------
Net decrease in net assets from Fund
    share transactions . . . . . . . . . . . . . . . . . . .   (189,427,546)    (416,004,828)
                                                               ------------    -------------
DECREASE IN NET ASSETS . . . . . . . . . . . . . . . . . . .   (202,589,722)    (481,008,237)
Net assets at beginning of period. . . . . . . . . . . . . .    559,929,218    1,040,937,455
                                                               ------------    -------------
NET ASSETS AT END OF PERIOD. . . . . . . . . . . . . . . . .  $ 357,339,496    $ 559,929,218
                                                               ------------    -------------
                                                               ------------    -------------
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period. . . . . . . . . .     51,959,978       89,107,607
                                                               ------------    -------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . .      4,874,517       18,796,142
Shares issued to shareholders in reinvestment
    of distributions . . . . . . . . . . . . . . . . . . . .      2,204,979        4,010,556
Shares redeemed. . . . . . . . . . . . . . . . . . . . . . .    (25,115,052)     (59,954,327)
                                                               ------------    -------------
Net decrease in Fund shares. . . . . . . . . . . . . . . . .    (18,035,556)     (37,147,629)
                                                               ------------    -------------
Shares outstanding at end of period. . . . . . . . . . . . .     33,924,422       51,959,978
                                                               ------------    -------------
                                                               ------------    -------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----

SCUDDER SHORT TERM GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                                  FOR THE PERIOD
                                                                                                                  MARCH 1, 1991
                                                                                                                  (COMMENCEMENT
                                                                               YEARS ENDED OCTOBER 31,            OF OPERATIONS)
                                                                     ------------------------------------------   TO OCTOBER 31,
                                                                      1995        1994        1993        1992        1991
                                                                     ------------------------------------------  ---------------
Net asset value, beginning of period . . . . . . . . . . . . . .     $10.78      $11.68      $11.84      $12.01      $12.00
                                                                     ------      ------      ------      ------      ------
Income from investment operations:
   Net investment income (a) . . . . . . . . . . . . . . . . . .        .80         .87         .95        1.08         .76
   Net realized and unrealized gain (loss) on
    investment transactions. . . . . . . . . . . . . . . . . . .       (.25)       (.90)       (.14)       (.17)        .01
                                                                     ------      ------      ------      ------      ------
Total from investment operations . . . . . . . . . . . . . . . .        .55        (.03)        .81         .91         .77
                                                                     ------      ------      ------      ------      ------
Less distributions from:
   Net investment income . . . . . . . . . . . . . . . . . . . .       (.36)       (.02)       (.95)      (1.08)       (.76)
   Net realized gains on investments . . . . . . . . . . . . . .         --          --        (.02)         --          --
   Tax return of capital . . . . . . . . . . . . . . . . . . . .       (.44)       (.85)         --          --          --
                                                                     ------      ------      ------      ------      ------
Total distributions. . . . . . . . . . . . . . . . . . . . . . .       (.80)       (.87)       (.97)      (1.08)       (.76)
                                                                     ------      ------      ------      ------      ------
Net asset value, end of period . . . . . . . . . . . . . . . . .     $10.53      $10.78      $11.68      $11.84      $12.01
                                                                     ------      ------      ------      ------      ------
                                                                     ------      ------      ------      ------      ------
TOTAL RETURN (%) . . . . . . . . . . . . . . . . . . . . . . . .       5.43        (.25)       7.14        7.83        6.65**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) . . . . . . . . . . . . .        357         560       1,041       1,369         205
Ratio of operating expenses, net to average daily
   net assets (%) (a). . . . . . . . . . . . . . . . . . . . . .       1.00        1.00        1.00        1.00        1.00*
Ratio of net investment income to average daily
   net assets (%). . . . . . . . . . . . . . . . . . . . . . . .       7.73        7.76        8.10        8.94        9.97*
Portfolio turnover rate (%). . . . . . . . . . . . . . . . . . .      182.8       272.4       259.8       274.2        26.1*
(a) Reflects a per share amount of management fee not
     imposed by the Adviser. . . . . . . . . . . . . . . . . . .      $ .02       $ .02       $ .01       $ .03       $ .06
    Operating expense ratio including management fee
     and other expenses not imposed (%). . . . . . . . . . . . .       1.20        1.15        1.11        1.23        1.89*

 * Annualized
**  Not annualized


----
 16

   NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

Scudder Short Term Global Income Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on currencies to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain.


If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium

                                                                            ----

SCUDDER SHORT TERM GLOBAL INCOME FUND
-------------------------------------------------------------------------------

paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.



The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.



The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.


FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to increase the duration of the portfolio, as a temporary substitute for purchasing selected investments, and to lock in the purchase price of a security which it expects to purchase in the near future. During the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

---
18

                                                   NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Upon entering into a futures contract, the Fund is required to deposit with financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.


Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.


INDEXED SECURITIES. Indexed securities held by the Fund are investments whose value is indexed to another financial instrument, index, currency, or commodity (the "reference instrument"). For principal indexed securities, the principal amount payable at maturity may be more or less than the amounts shown depending on fluctuations in the value of the reference instrument. For coupon indexed securities, the principal amount payable at maturity is fixed. However, the coupon is indexed to the reference instrument. The price sensitivity of these securities may be greater than that of non-indexed securities with similar maturities.


FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and
     (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

                                                                            ----
                                                                              19

SCUDDER SHORT TERM GLOBAL INCOME FUND
-------------------------------------------------------------------------------

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $9,472,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($4,463,000) and October 31, 2003 ($5,009,000), the respective expiration dates, whichever occurs first.

----
20

                                                  NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward foreign currency contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

For the year ended October 31, 1995, a portion of the Fund's income dividends will be treated as nontaxable return of capital distributions under U.S. tax rules. The final tax status of 1995 distributions will be provided to shareholders in January 1996.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                                                                             ---

SCUDDER SHORT TERM GLOBAL INCOME FUND
-------------------------------------------------------------------------------
            B.  Purchases and Sales of Securities
-------------------------------------------------------------------------------
            During the year ended October 31, 1995, purchases and sales (including maturities) of investment securities (excluding short-term investments) aggregated $664,284,533 and $816,592,171, respectively.

            The aggregate face value of futures contracts opened and closed during the year ended October 31, 1995 was $332,702,513 and $884,125,795, respectively.

            Transactions in written options for the year ended October 31, 1995 are summarized as follows:



                     -----------------------------------------------------------------------------------------------------------
                                                               OPTIONS ON CURRENCIES (000 OMITTED)
                                                -----------------------------------------------------------------

                     Number of
                     Contracts      Premiums           AUD             CAD            DEM              DKK           Premiums
                     -------------------------  ----------------------------------------------------------------- --------------
Beginning
 of Period              920        $ 402,334             39,193              -               -               -       $ 436,337
Written...            3,836        3,627,514            197,947        135,565         146,799         371,100       4,614,973
Closed....           (4,459)      (3,621,969)          (124,331)       (93,864)       (113,049)        (91,700)     (2,417,715)
Exercised                 -                -            (58,704)             -               -        (279,400)     (1,331,284)
Expired...                -                -            (45,947)       (12,500)              -               -        (415,623)
                      ------       ---------          --------      ---------        --------        --------      -----------
End of
 Period...              297        $ 407,879              8,158         29,201          33,750               -       $ 886,688
                      ------       ---------          --------      ---------        --------        --------      -----------
                      ------       ---------          --------      ---------        --------        --------      -----------
                     -----------------------------------------------------------------------------------------------------------



                    ----------------------------------------------------------------------------------------------------------
                                     OPTIONS ON CURRENCIES (000 OMITTED)
                    --------------------------------------------------------------------------------------------

                       ECU           ESP                FRF            GBP          ITL                JPY          Premiums
                    --------------------------------------------------------------------------------------------  ------------
Beginning
 of Period                -                -                  -              -               -         934,928       $ 455,325
Written...           16,500       16,915,000            100,000         50,600     437,137,848               -       8,025,455
Closed....                -      (10,340,000)          (100,000)       (33,200)   (323,000,000)       (934,928)     (5,511,030)
Exercised                 -       (5,750,000)                 -              -     (45,500,000)              -        (720,313)
Expired..                 -         (825,000)                 -              -     (18,337,848)              -        (557,025)
                    --------     -----------           --------        -------    ------------       ---------      ----------
End of
 Period..            16,500                -                  -         17,400      50,300,000               -     $ 1,692,412
                    --------     -----------           --------        -------    ------------       ---------      ----------
                    --------     -----------           --------        -------    ------------       ---------      ----------
-----------------------------------------------------------------------------------------------------------------------------------

---
22

                                                   NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------
                                        OPTIONS ON CURRENCIES (000 OMITTED)
                 --------------------------------------------------------------------------------
                     NZD              SEK             ESP/DEM      ITL/DEM             SEK/DEM       Premiums
                 --------------------------------------------------------------------------------  ------------
Beginning
 of Period           35,500                -          2,540,000     43,000,000         160,000       $ 878,376
Written...          121,296          101,000          1,500,000    118,000,000         545,000       2,310,649
Closed....         (141,596)               -         (1,500,000)   (32,000,000)       (190,000)     (1,508,025)
Exercised           (15,200)               -                  -              -        (351,000)       (516,271)
Expired..                 -                -         (2,540,000)  (129,000,000)       (164,000)       (952,951)
                 -----------      -----------       ------------  -------------      ----------     -----------
End of
 Period..                 -          101,000                  -              -               -       $ 211,778
                 -----------      -----------       ------------  -------------      ----------     -----------
                 -----------      -----------       ------------  -------------      ----------     -----------
                 -------------------------------------------------------------------------------------------------------


 C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000 computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser has agreed not to impose all or a portion of its management fee until February 29, 1996, and during such period to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the year ended October 31, 1995, the Adviser did not impose a portion of its management fee aggregating $844,364 and the amount imposed aggregated $2,392,536 which was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, the amount charged by SSC aggregated $720,994, of which $51,237 is unpaid at October 31, 1995.

                                                                            ----

SCUDDER SHORT TERM GLOBAL INCOME FUND
-------------------------------------------------------------------------------

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Directors' fees and expenses aggregated $46,857.

D. SHORT-TERM DEBT
-------------------------------------------------------------------------------
During the year ended October 31, 1995, the Fund periodically borrowed amounts from a bank at the existing prime rates. The arrangement with the bank allows the Fund to borrow a maximum amount based on net asset value. There were no month-end borrowings outstanding during the year ended October 31, 1995.

During the year ended October 31, 1995, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $4,617,471 with a weighted average interest rate of 8.24%. Interest expense for the year ended October 31, 1995 was $17,788 (less than $.01 per share).

E.  COMMITMENTS
-------------------------------------------------------------------------------
As of October 31, 1995, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $2,346,244.


                                                                                      NET UNREALIZED
                                                                                       APPRECIATION
                                                                                      (DEPRECIATION)
CONTRACTS TO DELIVER           IN EXCHANGE FOR          SETTLEMENT DATE                  (U.S.$)
------------------------    ---------------------     ------------------            ---------------
SEK           53,835,810     USD        7,334,579           11/6/95                    (773,346)
USD            4,689,163     SEK       32,689,090           11/6/95                     242,806
DKK          133,609,943     USD       24,367,205     11/22/95 to 1/26/96               (94,365)
ESP        2,850,000,000     USD       22,188,509           12/15/95                 (1,058,294)
USD            7,367,355     ESP      915,762,213           12/15/95                    111,772
FRF           64,069,454     USD       12,921,918             1/5/96                   (178,344)
DEM           45,651,350     USD       32,939,238            1/29/96                    384,613
USD           27,400,433     DEM       38,485,000            1/29/96                     65,311
ECU           11,777,001     USD       15,347,788            2/20/96                     (2,839)
USD            4,242,161     ECU        3,275,800            2/20/96                     32,666
BEF          517,548,200     USD       17,194,292            2/22/96                   (765,717)
USD           12,447,997     BEF      380,000,000            2/22/96                    753,461
CHF           18,068,105     USD       15,056,754            3/13/96                 (1,063,968)
                                                                                    --------------
                                                                                     (2,346,244)
                                                                                    --------------
                                                                                    --------------



----
24

SCUDDER SHORT TERM GLOBAL INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER SHORT TERM GLOBAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Short Term Global Income Fund including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 1, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Short Term Global Income Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 1, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 19, 1995

                                                                            ----

SHAREHOLDER MEETING RESULTS
--------------------------------------------------------------------------------

         A Special  Meeting of  Shareholders  of Scudder  Global Fund,  Inc.,  consisting of Scudder  Emerging
Markets Income Fund, Scudder Global Fund,  Scudder Global Small Company Fund, Scudder  International Bond Fund
and  Scudder  Short Term  Global  Income  Fund was held on  Wednesday,  December  6, 1995,  at the  offices of
Scudder,  Stevens & Clark,  Inc.,  25th Floor,  345 Park Avenue,  New York, New York 10154.  The three matters voted upon by  Shareholders  of Scudder Short Term Global Income Fund and the resulting  votes for each matter are presented below.

1.       The  election of eight  Directors to hold office until their  respective  successors  shall have been duly elected and qualified.


          Director:
                                                                 Number of Votes:
                                                                 ----------------
                                                     For                Withheld           Broker Non-Votes*
                                                     ---                --------           -----------------
          Edmond D. Villani                       20,580,325             688,602                   0
          Nicholas Bratt                          20,548,437             720,491                   0
          Daniel Pierce                           20,548,367             720,560                   0
          Paul Bancroft III                       20,523,637             745,290                   0
          Sheryle J. Bolton                       20,485,387             783,540                   0
          Thomas J. Devine                        20,522,688             746,239                   0
          William H. Gleysteen, Jr.               20,520,409             748,518                   0
          William H. Luers                        20,522,276             746,651                   0

2.       Ratification  or rejection  of the action  taken by the Board of  Directors  in  selecting  Coopers &
         Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1996.


                                                   Number of Votes:
                                                   ----------------
               For                       Against                     Abstain                 Broker Non-Votes*
               ---                       -------                     -------                 -----------------
           20,333,747                    366,126                     569,054                         0

3.       Approval of the change to the name,  investment  objective and certain investment policies of Scudder
         Short Term Global Income Fund.


                                                   Number of Votes:
                                                   ----------------
               For                       Against                     Abstain                 Broker Non-Votes*
               ---                       -------                     -------                 -----------------
           17,735,111                   1,010,791                    879,211                         0

--------------------------------------------------------------------------------------------------------------
*   Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                                    (This page intentionally left blank.)

                                    (This page intentionally left blank.)

                                                          OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------
Edmond D. Villani*
    Chairman of the Board and Director
Nicholas Bratt*
     President and Director
Sheryle J. Bolton
    Director; Consultant
Paul Bancroft III
    Director; Venture Capitalist and Consultant
Thomas J. Devine
    Director; Consultant
William H. Gleysteen, Jr.
    Director; President, The Japan Society, Inc.
William H. Luers
    Director; President, The Metropolitan Museum of Art
Daniel Pierce*
    Director and Vice President
Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation Robert W. Lear
    Honorary Director; Executive-in-Residence, Columbia University
    Graduate School of Business
Adam Greshin*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Douglas M. Loudon*
    Vice President
Gerald J. Moran*
    Vice President
M. Isabel Saltzman*
    Vice President
Cornelia M. Small*
    Vice President
David S. Lee*
    Vice President and Assistant Treasurer
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Juris Padegs*
    Vice President and Assistant Secretary
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.

                                                          HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for           designed to meet the broad
                                         corporations, non-profit              investment management and
                                         organizations and trusts that uses    service needs of banks and
                                         certain portfolios of Scudder Fund,   other institutions, call
                                         Inc.* ($100,000 minimum), call        1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

                  Established in 1919 by Theodore Scudder, Sidney Stevens, and
F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

                  Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.